DODIE KENT
                                                      Vice President and Counsel
                                                                  (212) 314-3970
                                                                   Fax: 707-1791
[AXA EQUITABLE -- MEMBER OF THE GLOBAL AXA GROUP LOGO]

                                                       March 7, 2006
VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

          Re: Separate Account FP of AXA Equitable Life Insurance Company (the "Account") (Registration Nos. 333-17669 and 811-04335; 333-17665
               and 811-04335; 333-17671 and 811-04335; 333-17641 and 811-04335;
               333-17637 and 811-04335; 333-17663 and 811-04335; 333-17639 and
               811-04335; 333-17625 and 811-04335; 333-115985 and 811-04335;
               333-76130 and 811-04335; 333-103199 and 811-04335; 333-103202
               and 811-04335 (Incentive Life, Incentive Life 2000,Champion 2000, Survivorship 2000 and Survivorship Incentive Life, SP-Flex, Incentive Life Plus and Incentive Life and Special Offer Policy, IL Protector, IL COLI II, Accumulator Life, Paramount Life, Incentive Life '02 and Incentive Life '06 and IL COLI and IL COLI 04, and Survivorship Incentive Life '02 respectively)

Commissioners:

     AXA Equitable, on behalf of Registrant, has sent to contract owners the annual reports, for the period ended December 31, 2005, for the following underlying mutual funds ("Funds") in which Registrant invests:

  o  AXA Premier VIP Trust
     Underlying funds: AXA Aggressive Allocation; AXA Conservative Allocation; AXA Conservative-Plus Allocation; AXA Moderate Allocation; AXA Moderate-Plus Allocation; AXA Premier VIP Aggressive Equity; AXA Premier VIP Core Bond; AXA Premier VIP Health Care; AXA Premier VIP High Yield; AXA Premier VIP International Equity; AXA Premier VIP Large Cap Core Equity; AXA Premier VIP Large Cap Growth; AXA Premier VIP Large Cap Value; AXA Premier VIP Mid Cap Growth; AXA Premier VIP Mid Cap Value;
     AXA Premier VIP Technology

  o  EQ Advisors Trust
     Underlying funds: EQ/Alliance Common Stock; EQ/Alliance Growth and Income; EQ/Alliance Intermediate Government Securities;EQ/Alliance International; EQ/Alliance Large Cap Growth; EQ/Alliance Quality Bond; EQ/Alliance Small Cap Growth; EQ/Ariel Appreciation II; EQ/Bernstein Diversified value; EQ/ Calvert Socially Responsible; EQ/Capital Guardian Growth; EQ/Capital Guardian International; EQ/Capital Guardian Research; EQ/Capital Guardian U.S. Equity; EQ/Van Kampen Emerging Markets Equity; EQ/Equity 500 Index; EQ/Evergreen International Bond; EQ/Evergreen Omega; EQ/FI Mid Cap; EQ/FI Mid Cap Value; EQ/JPMorgan Core Bond; EQ/JPMorgan Value Opportunities; EQ/ Janus Large Cap Growth; EQ/Lazard Small Cap Value; EQ/Legg Mason Value Equity; EQ/Marsico Focus; EQ/Mercury Basic Value Equity; EQ/Mercury International Value; EQ/MFS Emerging Growth Companies; EQ/MFS Investors Trust; EQ/Money Market; EQ/Small Company Index; EQ/Caywood-Scholl High Yield Bond; EQ/Long Term Bond; EQ/PIMCO Real Return; EQ/Short Duration Bond; EQ/Bear Stearns Small Company Growth; EQ/Boston Advisors Equity Income; EQ/Lord Abbett Growth and Income; EQ/Lord Abbett Large Cap Core; EQ/Lord Abbett Mid Cap Value; EQ/GAMCO Mergers and Acquisitions; EQ/Montag & Caldwell Growth; EQ/GAMCO Small Company Value; EQ/TCW Equity; EQ/UBS Growth and Income; EQ/Van Kampen Comstock; EQ/Van Kampen Mid Cap Growth; EQ/Wells Fargo Montgomery Small Cap; EQ/International Growth

  o  Laudus Variable Insurance Trust
     Underlying fund:  Laudus Rosenberg VIT Value Long/Short Equity

  o  Davis Variable Account Fund, Inc.
     Underlying fund:  Davis Value

  o  MFS Variable Insurance Trust
     Underlying fund:  MFS Mid Cap Growth

  o  PIMCO Advisors VIT
     Underlying fund:  OpCap Renaissance

  o  PIMCO Variable Insurance Trust
     Underlying fund:  PIMCO Total Return

  o  The Universal Institutional Funds, Inc.
     Underlying fund:  U.S. Real Estate

  o  Vanguard Variable Insurance Fund
     Underlying fund:  Vanguard VIF Equity Index

  o  Variable Insurance Products Fund
     Underlying funds:  Fidelity VIP Equity
     Income; Fidelity VIP Value

  o  Variable  Insurance  Products Fund II
     Underlying funds: Fidelity VIP Asset Manager Growth; Fidelity VIP Contra; Fidelity VIP High Income; Fidelity VIP Investment Grade Bond

  o  Variable  Insurance  Products Fund III
     Underlying  funds:  Fidelity VIP
     Growth & Income;  Fidelity VIP Mid Cap;  Fidelity VIP Value Strategies

     Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

     AXA Equitable understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

     Please direct any question or comment regarding the enclosed to the undersigned at (212) 314-3970.




                                                     Very truly yours,

                                                     /s/ Dodie Kent
                                                     ------------------
                                                     Dodie Kent


                      AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104